EXHIBIT 32.2

LIFEPOINT HOSPITALS, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of LifePoint Hospitals, Inc. (the “Company”) on Form 10-Q/A for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey S. Sherman, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	To the best of my knowledge information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey S. Sherman

Jeffrey S. Sherman
Executive Vice President and
Chief Financial Officer

Date: April 29, 2013